Exhibit 10.2

CONFIDENTIAL TREATMENT

[***] indicates that text has been omitted which is the subject of a confidential treatment request. This text has been separately filed with the SEC.

Execution Version

THIRD AMENDMENT TO
MARKETING AGREEMENT

This THIRD AMENDMENT TO MARKETING AGREEMENT (this “Amendment”), dated as of February 1, 2019 (the “Amendment Effective Date”), is made by and between WEBBANK, a Utah-chartered industrial bank having its principal location in Salt Lake City, Utah (“Bank”), and PROSPER MARKETPLACE, INC., a Delaware corporation having its principal location in San Francisco, California (“Company”). Capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the Existing Marketing Agreement (as defined below).

RECITALS

WHEREAS, reference is made to that certain Marketing Agreement, dated as of July 1, 2016, by and between Bank and Company (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Marketing Agreement”); and

WHEREAS, the Parties desire to amend the Existing Marketing Agreement to provide for certain amendments to the Program terms.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing Recitals and the terms, conditions and mutual covenants and agreements herein contained, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Bank and Company mutually agree as follows:

1.            Section 10(a) of the Existing Marketing Agreement is amended and restated in its entirety as follows:

“This Agreement shall begin on the Effective Date and end on February 1, 2022, unless this Agreement is earlier terminated in accordance with the provisions hereof (the “Term”). Not later than ninety (90) days prior to the end of the Term, the parties shall discuss the potential expiration or extension of the Agreement.”

2.            Schedule 40 to the Existing Marketing Agreement is amended by deleting the existing text and inserting in lieu thereof the text set forth in Exhibit A to this Amendment.

3.            Miscellaneous.

(a)	Effect of Amendment. Except as expressly amended and/or superseded by this Amendment, the Existing Marketing Agreement shall remain in full force and effect. This Amendment shall not constitute an amendment or waiver of any provision of the Existing Marketing Agreement, except as expressly set forth herein. Upon the Amendment Effective Date, or as otherwise set forth herein, the Existing Marketing Agreement shall thereupon be deemed to be amended and supplemented as hereinabove set forth, and this Amendment shall henceforth be read, taken and construed as an integral part of the Existing Marketing Agreement; however, such amendments and supplements shall not operate so as to render invalid or improper any action heretofore taken under the Existing Marketing Agreement. In the event of any inconsistency between this Amendment and the Existing Marketing Agreement with respect to the matters set forth herein, this Amendment shall take precedence. References in any of the Program Documents or amendments thereto to the Existing Marketing Agreement shall be deemed to mean the Existing Marketing Agreement as amended by this Amendment.
(b)	Counterparts. This Amendment may be executed and delivered by the Parties in any number of counterparts, and by different parties on separate counterparts, each of which counterpart shall be deemed an original and all of which counterparts, taken together, shall constitute but one and the same instrument.
(c)	Governing Law. This Amendment shall be interpreted and construed in accordance with the laws of the State of Utah, without giving effect to the rules, policies, or principles thereof with respect to conflicts of laws.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized officers as of the date first written above.

WEBBANK

By:
Name:
Title:

 [Signature Page to Third Amendment to Marketing Agreement]

PROSPER MARKETPLACE, INC.

By:
Name:
Title:

[Signature Page to Third Amendment to Marketing Agreement]

Exhibit A

Schedule 40
Minimum Obligations

(a)	Subject to the [***] requirements set forth in subclause (b) below, Bank shall have the exclusive right to be the originating bank on [***] that are marketed or serviced by Company or its Affiliates (“Exclusivity Right”); provided, that, the Exclusivity Right shall not extend to (A) programs administered by Company [***], or (B) [***].
(b)	The Exclusivity Right shall terminate in its entirety in the event Bank [***] (as defined below) [***] during the Term, unless [***], in which case, Bank shall retain its Exclusivity Right. [***] means the [***] of (A) [***] or (B) [***] of the [***] through [***] (the “[***]”). Promptly following a request by Bank, Prosper shall notify Bank of its [***]. If a Party reasonably anticipates that the [***] is likely to materially [***] (based, for example, on [***]), such Party shall notify the other Parties and the Parties shall cooperate to revise the [***] to anticipate such material [***].
(c)	Bank may designate the [***] of the [***] that Bank will [***], including the [***], following good faith discussions with Company regarding such [***], and Bank shall use commercially reasonable efforts to minimize any material and adverse disruption to the Program’s [***]. For purposes of the [***] Product (as defined in the [***]) shall be excluded from both the [***].
(d)	During the period prior to [***], if Company desires to market or service [***], Company shall provide written notice to Bank and Company shall give Bank a right of first refusal to be the issuer for such other products (the “ROFR”). Bank shall have [***] after the date of the Company’s notice (or, if later, the provision of sufficient due diligence information to enable Company to evaluate the opportunity) to exercise the ROFR by providing written notice to Company, and shall engage in good faith discussions with Company regarding Bank being the issuer for such products.
(e)	During the [***], if Company desires to market or service any financial products or services other than [***], Company will notify Bank of such products and permit Bank to make a proposal to serve as the creditor of such products, which proposal Company may accept or reject in its sole discretion.
(f)	In the event (i) Company requests an increase to the Program Threshold Amount and Bank rejects such request, or (ii) Bank exercises its right under Section 6(c) of the Agreement, then any Loans in excess of the Program Threshold Amount shall not be subject to the Exclusivity Right.
(g)	Company shall (i) cooperate with and bear the expenses of a review of its proprietary credit model(s) used in connection with the Program, and validation of Company’s proprietary credit model(s), on a reasonable schedule and on an annual basis, and (ii) cooperate with such other reviews as may be requested by Bank from time to time in its reasonable discretion (provided that Bank shall bear the expenses of such other reviews unless such other reviews are required (1) to follow up on material specific issues identified regarding the credit model(s), (2) because of Company’s noncompliance with this Agreement, (3) because of Company’s request for a significant modification of the Program, or (4) because of changes in Applicable Laws that could reasonably affect the credit model(s), and for reviews required because of clauses (1) through (4), Company shall bear the expenses), in each case to be conducted by a third-party review firm that is selected (considering in good faith input from Company) and engaged by, and reports to, Bank. The scope of the review (considering in good faith input from Company) shall be determined by Bank. Bank shall receive all draft and final reports from the review firm and shall be included in any meetings or correspondence related to the review. The reviewer shall deliver the final review report to Bank, and Bank shall provide a copy of the report to Company. Company may not share the report with any other Person without the consent of Bank, except that Company shall be entitled to share such report in a form that does not identify Bank if Company has paid for such report. Bank shall use reasonable efforts to coordinate and, to the extent practicable, combine any reviews with reviews of other programs of Bank and Company.